Subsequent Event	3 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Event
8.	Subsequent Event

On January 25, 2019, the Company’s wholly owned subsidiaries WFS Pharmagreen Inc. and 115BC entered into an Option Agreement with Alliance Growers Corp. (Note 8). The Option Agreement grants an option to Alliance to purchase 10% equity interest in 115BC for Cdn$1,350,000 and grants a second option to purchase an additional 20% equity interest in 115BC for funding of 30% of the total construction and equipment costs for the biotech complex less Cdn$1,350,000. Upon exercise of the second option, Alliance will have the first right of refusal to participate in future equity financing to maintain their percentage interest in 115BC, if it requires financing for growth and expansion. On January 25, 2019, 115BC issued 8 shares of common stock to Alliance Growers Corp. upon exercise of the first option.